UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
August 21, 2026
Date of Report (Date of earliest event reported)

Commission File No.	Exact Name of Registrants as Specified in their Charters, Address and Telephone Number	State of Incorporation	I.R.S. Employer Identification Nos.	Former name, former address and former fiscal year, if changed since last report
1-14201	SEMPRA 488 8th Avenue San Diego, California 92101 (619) 696-2000	California	33-0732627	No change

1-01402	SOUTHERN CALIFORNIA GAS COMPANY 555 West 5th Street Los Angeles, California 90013 (213) 244-1200	California	95-1240705	No change

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
SEMPRA:
Sempra Common Stock, without par value	SRE	New York Stock Exchange
Sempra 5.75% Junior Subordinated Notes Due 2079, $25 par value	SREA	New York Stock Exchange

SOUTHERN CALIFORNIA GAS COMPANY:
None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
240.12b-2).

Emerging growth company
SEMPRA	☐
SOUTHERN CALIFORNIA GAS COMPANY	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

SEMPRA	☐
SOUTHERN CALIFORNIA GAS COMPANY	☐

Item 8.01 Other Events.

On August 21, 2026, Southern California Gas Company (the “Company”), an indirect subsidiary of Sempra, closed its previously announced public offering and sale of $500,000,000 aggregate principal amount of its 5.500% First Mortgage Bonds, Series GGG, due 2036 (the “Bonds”) with proceeds to the Company (after deducting the underwriting discount but before deducting the Company’s other offering expenses estimated at approximately $1.1 million) of 98.755% of the aggregate principal amount of the Bonds. The sale of the Bonds was registered under the Company’s Registration Statement on Form S-3 (File No. 333-295219).

The Bonds were issued pursuant to a Supplemental Indenture, dated as of August 21, 2026 (the “Supplemental Indenture”), which is filed herewith as Exhibit 4.1. The Bonds will mature on September 1, 2036. The Bonds will bear interest at the rate of 5.500% per annum. Interest on the Bonds will accrue from August 21, 2026 and is payable semiannually in arrears on March 1 and September 1 of each year, beginning on March 1, 2027. The Bonds will be redeemable prior to maturity, at the Company’s option, at the redemption prices described in the form of Bond, which form is included in Exhibit 4.1 hereto.

The foregoing description of some of the terms of the Bonds is not complete and is qualified in its entirety by the form of Bond and the Supplemental Indenture, which are filed as exhibits herewith and are incorporated herein by reference. Further information regarding the sale of the Bonds is contained in the Underwriting Agreement, dated August 17, 2026, which was filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on August 18, 2026.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

4.1	Supplemental Indenture of Southern California Gas Company to U.S. Bank National Association, dated as of August 21, 2026.

4.2	Form of Series GGG Bond (included in Exhibit 4.1 hereto).

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SEMPRA,
(Registrant)

Date: August 21, 2026	By:	/s/ Dyan Z. Wold
Dyan Z. Wold
Vice President, Controller and Chief Accounting Officer

SOUTHERN CALIFORNIA GAS COMPANY,
(Registrant)

Date: August 21, 2026	By:	/s/ Elvia Lima Ortiz
Elvia Lima Ortiz
Vice President, Controller and Chief Accounting Officer